UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 3, 2018

Cohen & Steers, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32236	14-1904657
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Park Avenue, New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 832-3232

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 3, 2018, Cohen & Steers, Inc. (the “Company”) held its 2018 Annual Meeting of Shareholders (the “Annual Meeting”).

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, each shareholder of record of common stock of the Company as of March 8, 2018 was entitled to vote at the Annual Meeting. Each shareholder was entitled to one vote per share of common stock. A total of 45,810,078 shares of common stock (98.01% of all such shares entitled to vote at the Annual Meeting) were represented in person or by proxy.

At the Annual Meeting, the shareholders of the Company (i) elected the seven director nominees to the board of directors of the Company to serve until the 2019 Annual Meeting of Shareholders and until their successors are duly elected and qualified, (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, and (iii) approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers. Set forth below are the final voting results with respect to each matter submitted to a vote of the shareholders.

(i)	Election of director nominees:

	Aggregate Votes
Nominees	For	Against	Abstain	Broker Non-Votes
Martin Cohen	41,757,335	83,342	6,955	3,962,446
Robert H. Steers	41,776,268	64,409	6,955	3,962,446
Peter L. Rhein	41,705,004	134,699	7,929	3,962,446
Richard P. Simon	39,940,715	1,899,089	7,828	3,962,446
Edmond D. Villani	41,704,386	134,704	8,542	3,962,446
Frank T. Connor	41,727,124	112,583	7,925	3,962,446
Reena Aggarwal	41,740,040	99,655	7,937	3,962,446

(ii)	Ratification of appointment of Deloitte & Touche LLP:

Aggregate Votes
For	Against	Abstain	Broker Non-Votes
45,579,134	226,451	4,493	N/A

(iii)	Approval, in a non-binding advisory vote, of the compensation of the Company’s named executive officers:

Aggregate Votes
For	Against	Abstain	Broker Non-Votes
38,564,910	3,254,067	28,655	3,962,446

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohen & Steers, Inc.
(Registrant)

Date: May 8, 2018	By:	/s/ Adam Johnson
Name: Adam Johnson
Title: Senior Vice President, Associate General Counsel and Assistant Secretary